Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the ManTech International Corporation (the “Company”) Quarterly Report on Form 10-Q for the period ending September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, George J. Pedersen, Chairman of the Board and Chief Executive Officer of the Company, and Judith L. Bjornaas, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2017

By:	/s/ GEORGE J. PEDERSEN

Name:	George J. Pedersen
Title:	Chairman of the Board of Directors and Chief Executive Officer

By:	/s/ JUDITH L. BJORNAAS

Name:	Judith L. Bjornaas
Title:	Chief Financial Officer